                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):     September 4, 2001
                                                          -------------------


                              PC Connection, Inc
        ---------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
       ----------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

                000-23827                          02-0513618
       --------------------------     ---------------------------------
       (Commission File Number)       (IRS Employer Identification No.)

         Route 101A, 730 Milford Road, Merrimack, New Hampshire  03054
       ----------------------------------------------------------------
       (Address of Principal Executive Offices)              (Zip Code)

                                (603) 423-2000
       ----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
       ----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
           ------------

  On September 4, 2001, PC Connection, Inc., a Delaware corporation ("PC Connection") announced today that it and Cyberian Outpost, Inc., a Delaware corporation ("Cyberian Outpost") have terminated their Merger Agreement, entered into on May 29, 2001 and all other agreements between them, including the Stock Warrant Agreement, the Credit and Supply Agreement, the Security Agreement and the Note, each entered into on May 29, 2001. The terms of the termination, including mutual releases between the parties, are set forth in a Termination Agreement executed today by and among PC Connection, Cyberian Outpost, Merrimack Services Corporation, a Delaware corporation and an affiliate of PC Connection ("Merrimack"), and Fry's Electronics, Inc., a Delaware corporation ("Fry's"). Pursuant to the Termination Agreement, Cyberian Outpost has repaid PC Connection in full all amounts due under the terminated credit facility. PC Connection will withdraw the registration statement previously filed with the Securities and Exchange Commission related to the terminated merger proposal.

  A copy of the termination agreement and the press release are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

      (c)  Exhibits.
           --------


           99.1 Termination Agreement, dated September 4, 2001 and entered into by and among PC Connection, Cyberian Outpost, Merrimack and Fry's (1)

           99.2  Press Release issued on September 4, 2001



(1) Exhibit A to the Agreement has been omitted from this filing pursuant to
Item 601(b)(2) of Regulation S-K. PC Connection will furnish copies of this exhibit to the U.S. Securities and Exchange Commission upon request.

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2001       REGISTRANT

                              PC CONNECTION, INC.

                              By:/s/ Mark A. Gavin
                                 --------------------------
                                 Mark A. Gavin
                                 Senior Vice President of Finance
                                 and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------


99.1 Termination Agreement, dated September 4, 2001 and entered into by and among PC Connection, Cyberian Outpost, Merrimack and Fry's (1)

99.2                    Press Release issued on September 4, 2001

______________________

(1) Exhibit A to the Agreement has been omitted from this filing pursuant to
Item 601(b)(2) of Regulation S-K. PC Connection will furnish copies of this exhibit to the U.S. Securities and Exchange Commission upon request.